UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 11, 2009

Cabot Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-5667	04-2271897
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

Two Seaport Lane, Suite 1300, Boston, Massachusetts		02210-2019
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	617-345-0100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On and effective September 11, 2009, the Board of Directors (the "Board") of the Company amended the Company’s by-laws (the "By-Laws" and as amended, the "Amended By-Laws"). Such amendment to the By-Laws solely concerns the advance notice requirements with respect to stockholder proposals and nominations brought before a meeting of stockholders of the Company.

The following is a summary of material changes to the advance notice requirements in the By-Laws effected by adoption of the Amended By-Laws: (i) the Amended By-Laws provide that the advance notice provisions of the Amended By-Laws are the exclusive means for a stockholder of the Company to make nominations or propose other business (other than matters properly brought under Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Act")) before a meeting of the stockholders of the Company; (ii) the Amended By-Laws provide that the advance notice provisions of the Amended By-Laws apply to special meetings of the stockholders of the Company in addition to annual meetings of the stockholders of the Company; (iii) the Amended By-Laws require that a stockholder making a proposal or nomination disclose information concerning any "derivative security" (as that term is defined in Rule 16a-1(c) of the Act) directly or indirectly owned by such stockholder and any other "pecuniary interest" or "indirect pecuniary interest" (as those terms are defined in Rule 16a-1(a)(2) under the Act) in the shares of capital stock of the Company; and (iv) the Amended By-Laws require that a stockholder making a nomination disclose all direct and indirect compensation and other material monetary arrangements, agreements or understandings during the past three years, and any other material relationship, if any, between or concerning the stockholder making the nomination and its respective affiliates or associates, or others with whom they are acting in concert, on the one hand, and each person nominated by such stockholder, and his or her respective affiliates, associates and others with whom any of them are acting in concert, on the other hand.

The text of the amended section 2.12 of Cabot's By-Laws is attached to this report as Exhibit 3.1. The description of the By-Law amendment contained in this report is qualified in its entirety by reference to the full text of the amended section.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cabot Corporation

September 16, 2009	By:	Brian A. Berube

Name: Brian A. Berube
Title: Vice President and General Counsel

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Exhibit Index

Exhibit No.	Description

3.1	Text of Amendment to By-Laws of Cabot Corporation adopted September 11, 2009